--------------------------------------------------------------------------------



                               John Hancock

                               Bank
                                and Thrift
                               OPPORTUNITY FUND


------
ANNUAL
REPORT
------


10.31.01




                              [LOGO]   John Hancock
                                    ------------------
                                    JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
--------------------------
Your fund at a glance
page 1
--------------------------
Manager's report
page 2
--------------------------
Fund's investments
page 6
--------------------------
Financial statements
page 11
--------------------------
For your information
page 25
--------------------------

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/s/Maureen R. Ford,
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks long-term capital appreciation by investing primarily in stocks of regional banks and lending companies.

Over the last twelve months

[ ] The stock market declined sharply as the economy ground to a halt and corporate profits sank.

[ ] The Fund produced solid results, with its focus on regional bank and thrift stocks that were lifted by falling interest rates.

[ ] The Fund's increased stake in non-bank financial stocks more connected to the equity markets worked against us this period.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund". Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.25% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.3%    Fifth Third Bancorp
3.0%    SouthTrust
2.8%    National Commerce Financial
2.8%    BB&T
2.7%    American International Group
2.7%    SunTrust Banks
2.6%    National City
2.3%    PNC Bank
2.1%    Wells Fargo
2.1%    Compass Bancshares

As a percentage of net assets on October 31, 2001.

         By James K. Schmidt, CFA, Portfolio Management Team Leader, and
          Thomas M. Finucane and Thomas C. Goggins, Portfolio Managers


                                  John Hancock

                                  Bank and Thrift
                                  Opportunity Fund

---------
MANAGERS'
REPORT
---------

The stock market took a beating over the last 12 months, shaken by a rapidly declining economy and a steady stream of earnings disappointments. Even the aggressive string of interest-rate cuts by the Federal Reserve since January 3 was not enough to spark an economic recovery. Then the events of September 11 pushed the already fragile economy over the edge into what most analysts agree is a recession. With investors growing increasingly wary, the stock market remained solidly in the bear market territory it entered more than a year ago, and the Standard & Poor's 500 Index returned -24.89% for the year ending October 31, 2001.

Financial stocks held up better than the market as a whole, but performance varied widely within the sector. Financial companies whose businesses were connected to the equity market - including brokers, asset managers and banks engaged in investment banking and trading - were hard hit by the market's downturn. On the other hand, financial institutions that had more sensitivity to falling interest rates, such as savings and loans, turned in excellent results, since their earnings held up better than most market segments and they were undervalued as the year began.

"Financial stocks held up better than the market as a whole, but performance varied widely within the sector."

FUND PERFORMANCE

With our focus on the midsize and smaller regional banks and thrifts that were the best performers, John Hancock Bank and Thrift Opportunity Fund significantly outpaced both the broad market and its peers. For the year ended October 31, 2001, the Fund posted a total return of 11.25% at net asset value. That compared with the -5.99% return of the average open-end financial services fund, according to Lipper, Inc.

--------------------------------------------------------------------------------
[A photo of Team leader Jim Schmidt flush right next to first paragraph.]
--------------------------------------------------------------------------------

REVENGE OF THE NERDS

Over the past several years, the banks whose stocks performed the best were those involved in higher-growth, fee-based businesses such as brokerage, investment management and mutual fund processing. This year, with the equity markets in tatters, the spotlight turned back to the "plain vanilla" banks whose revenues come more from a traditional banking source - the spread income that represents the difference between interest collected on loans and paid on deposits. These banks, particularly savings and loan institutions, benefited from the Fed's nine interest-rate cuts that brought short-term rates down from 6.5% in January to 2.5% by the end of October. Our overweighting in this group served us well, as did our stock choices, including SouthTrust, National City Corp, Compass Bancshares, AmSouth Bancorp and M&T Bank Corp.

"...John Hancock Bank and Thrift Opportunity Fund significantly outpaced both the broad market and its peers."

We were, however, hurt by our positions in some of the banks more closely connected to the equity markets, including Northern Trust, which we sold, and PNC Bank Corp. We also were well served by owning a number of the smaller, undiscovered banks that institutional investors typically don't hold. Not only did these banks benefit from falling rates, but their stocks rose significantly this year as investors were drawn to their inexpensive valuations and their relative underexposure to problem loans. Contributors included Financial Institutions Inc., Independent Bancorp of Michigan and Mississippi Valley Bancshares.

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Regional banks 53%, the second is Superregional banks 15%, the third Thrifts 8%, the fourth Insurance 7%, and the fifth Mortgage banking 4%.
--------------------------------------------------------------------------------

NON-BANK FINANCIALS HURT SHORT-TERM PERFORMANCE

During the year, we increased the Fund's exposure to non-bank financial stocks to about 14% of the Fund, because convergence in the financial services industry had begun to spread beyond bank mergers with the passage of the Gramm-Leach-Bliley Act of 1999. While the Fund's focus will remain on regional banks with the most reliable earnings growth and the potential to benefit from consolidation, we also wanted to pursue new opportunities for faster growth. So we added positions in high-quality brokerage firms, insurance and finance companies, many of which were hurt in this period by the stock market declines.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on October 31, 2001." The chart is divided into four sections (from top to left): Common stocks 90%, Preferred stocks 1%, Bonds 1% and Short-term investments & other 8%.]
--------------------------------------------------------------------------------

But in the long term, we believe these companies can produce higher growth rates, with their multi-line businesses that reflect the new direction of the financial services industry.

BANK EARNINGS OUTPACE MARKET; MERGERS FEWER, BUT BETTER

Even in this difficult economic environment, we still expect bank earnings to be positive - ranging from flat to up 5% - for 2001 and 2002 as banks absorb higher credit costs at the same time revenues stall. Higher credit costs stem from an expected rise in the level of non-performing loans to more than 1% as a percentage

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is National Commerce followed by an up arrow with the phrase "Benefits from great performance and Wachovia-First Union dislocation." The second listing is Golden State followed by a sideways arrow with the phrase "Gyrates wildly on rate-sensitivity mood of market." The third listing is Comerica followed by a down arrow with the phrase "Market suspicious of Imperial merger and midwestern loan quality."]
--------------------------------------------------------------------------------

of total assets - a sharp jump from a year earlier, but still well below the 3.3% level of the last recession in 1991-1992. Bank earnings, while quite modest compared with prior years, are still expected to be better than the current negative scenario for the broad market.

The pace of merger activity in 2001 remained well below the halcyon days of 1997 and 1998. But we believe the deals that were done this year have been priced at more rational levels and have not been harmful to the acquiring banks, as happened with the rash of mega deals in `97 and `98. Among the more notable transactions were Royal Bank's purchase of Centura, BNP Paribas buying Bank of the West, and Fifth Third buying Old Kent.

"...we believe the economy will sputter for several quarters, but then bottom in the first half of 2002..."

A LOOK AHEAD

Going forward, we believe the economy will sputter for several quarters, but then bottom in the first half of 2002, as continuing interest-rate cuts and government economic stimulus take hold. Because the stock market tends to anticipate increases in earnings, we expect the stock market to turn up before the economy. That bodes well for financial stocks connected to equity market activity, while continued lower rates are favorable to the types of banks that are the Fund's focus.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS


This schedule is divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on October 31, 2001



SHARES                                    ISSUER                                                             VALUE

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  89.71%                                                                                $738,674,984
------------------------------------------------------------------------------------------------------------------
(Cost $412,947,450)

Banks - Foreign  0.42%                                                                                 $3,427,782
116,196                                   Royal Bank of Canada (Canada)                                 3,427,782

Superregional Banks  14.85%                                                                           122,329,515
128,010                                   Bank of America Corp. (NC)                                    7,551,310
315,380                                   Bank One Corp. (OH)                                          10,467,462
464,983                                   FleetBoston Financial Corp. (MA)                             15,279,341
350,500                                   PNC Bank Corp. (PA)                                          19,242,450
366,152                                   SunTrust Banks, Inc. (GA)                                    21,917,859
976,041                                   U.S. Bancorp (MN)                                            17,354,009
452,625                                   Wachovia Corp. (NC)                                          12,945,075
444,861                                   Wells Fargo & Co. (CA)                                       17,572,009

Regional Banks  52.95%                                                                                435,988,358
70,400                                    ABC Bancorp. (GA)                                               897,600
172,500                                   Alabama National Bancorp. (AL)                                5,278,500
278,003                                   AmericanWest Bancorporation (WA)                              3,138,654
615,879                                   AmSouth Bancorp. (AL)                                        10,648,548
50,541                                    BancFirst Corp. (OK)                                          1,756,300
103,933                                   BancorpSouth, Inc. (MS)                                       1,590,175
280,400                                   BancWest Corp. (HI)                                           9,799,980
73,600                                    Bank of the Ozarks, Inc. (AR)                                 1,728,128
447,539                                   Banknorth Group, Inc. (ME)                                    9,814,530
710,846                                   BB&T Corp. (NC)                                              22,818,157
50,000                                    Beverly National Corp. (MA)                                     775,000



See notes to
financial statements.

6




SHARES                                    ISSUER                                                             VALUE

Regional
150,000                                   Banks (continued)
57,708                                    Camden National Corp. (ME)                                   $2,671,500
92,700                                    Capital City Bank Group, Inc. (FL)                            1,284,003
184,700                                   Cascade Bancorp (OR)                                          1,413,675
250,196                                   CCBT Financial Cos., Inc. (MA)                                4,327,521
106,427                                   Chittenden Corp. (VT)                                         6,189,849
945,200                                   City National Corp. (CA)                                      4,363,507
100,000                                   Colonial BancGroup, Inc. (AL)                                11,909,520
229,900                                   Columbia Bancorp. (MD)                                        1,500,000
45,770                                    Comerica, Inc. (MI)                                          10,596,091
75,627                                    Commercial Bankshares, Inc. (FL)                                956,479
269,500                                   Community Banks, Inc. (PA)                                    1,856,643
696,857                                   Community First Bankshares, Inc. (ND)                         6,473,390
62,500                                    Compass Bancshares, Inc. (AL)                                17,442,331
61,630                                    Desert Community Bank (CA)                                    1,750,000
340,000                                   DNB Financial Corp. (PA)                                      1,192,540
475,063                                   East-West Bancorp, Inc. (CA)                                  7,680,600
83,000                                    Fifth Third Bancorp (OH)                                     26,803,054
72,200                                    Financial Institutions, Inc.  (NY)                            1,723,080
244,400                                   First Charter Corp. (NC)                                      1,176,860
155,281                                   First Tennessee National Corp. (TN)                           8,444,020
62,630                                    FirstMerit Corp. (OH)                                         3,583,885
20,780                                    F.N.B. Corp. (PA)                                             1,525,667
50,000                                    FNB Bankshares (ME)                                             685,740
263,987                                   Fulton Financial Corp. (PA)                                   1,096,000
119,022                                   Glacier Bancorp., Inc. (MT)                                   4,273,950
123,605                                   Harleysville National Corp. (PA)                              2,547,071
235,734                                   Humboldt Bancorp.* (CA)                                       1,032,102
310,000                                   Independent Bank Corp. (MI)                                   6,416,679
228,657                                   Local Financial Corp. (OK) (R)                                3,828,500
76,000                                    M&T Bank Corp. (NY)                                          14,977,033
105,000                                   Marshall & Ilsley Corp. (WI)                                  4,456,640
66,950                                    Mercantile Bankshares Corp. (MD)                              4,013,100
34,000                                    Merrill Merchants Bankshares, Inc. (ME)                         697,619
118,350                                   Midwest Banc Holdings, Inc. (IL)                                701,760
800,224                                   Mississippi Valley Bancshares, Inc. (MO)                      4,487,832
1,008,392                                 National City Corp. (OH)                                     21,125,914
320,300                                   National Commerce Financial Corp. (TN)                       22,940,918
63,685                                    North Fork Bancorp., Inc. (NY)                                8,936,370
225,225                                   Northrim Bank (AK)                                              891,590
138,366                                   Pacific Capital Bancorp. (CA)                                 5,934,679
302,558                                   Pacific Century Financial Corp. (HI)                          3,223,928
127,412                                   Provident Bankshares Corp. (MD)                               6,662,327
174,700                                   Regions Financial Corp. (AL)                                  3,428,657
225,687                                   S&T Bancorp., Inc. (PA)                                       4,067,016
1,099,350                                 Sky Financial Group, Inc. (OH)                                4,497,942
290,330                                   SouthTrust Corp. (AL)                                        24,911,271
231,900                                   Southwest Bancorp. of Texas, Inc.* (TX)                       8,329,568
211,508                                   Summit Bancshares, Inc. (TX)                                  4,139,415
62,060                                    TCF Financial Corp. (MN)                                      8,883,336
                                          Texas Regional Bancshares, Inc. (Class A) (TX)                2,079,010

                                                           See notes to
                                                           financial statements.


                                                                               7




SHARES                                    ISSUER                                                             VALUE

Regional Banks (continued)
36,500                                    TriCo Bancshares (CA)                                          $682,641
125,000                                   UCBH Holdings, Inc. (CA)                                      3,625,000
134,901                                   Umpqua Holdings Corp. (OR)                                    1,664,678
374,927                                   Union Planters Corp. (TN)                                    15,184,543
119,450                                   Univest Corp. (PA)                                            4,180,750
327,267                                   Valley National Bancorp. (NJ)                                 9,782,011
107,583                                   West Coast Bancorp. (OR)                                      1,388,897
148,500                                   Whitney Holding Corp. (LA)                                    5,830,110
160,000                                   Wilmington Trust Corp. (DE)                                   9,088,000
162,400                                   Yardville National Bancorp. (NJ)                              1,867,600
215,325                                   Zions Bancorp. (UT)                                          10,318,374

Thrifts  7.54%                                                                                         62,101,292
130,955                                   Astoria Financial Corp. (NY)                                  6,821,446
90,000                                    BostonFed Bancorp., Inc. (MA)                                 2,070,000
300,000                                   Golden State Bancorp., Inc. (CA)                              7,608,000
53,000                                    Golden West Financial Corp. (CA)                              2,575,800
318,000                                   GreenPoint Financial Corp. (NY)                              10,191,900
80,000                                    Hingham Institute for Savings (MA)                            1,914,000
70,000                                    LSB Corp. (MA)                                                  805,000
410,500                                   PennFed Financial Services, Inc. (NJ)                         8,058,115
106,000                                   Sturgis Federal Savings Bank (MI)                               890,400
143,800                                   Superior Financial Corp.* (AR)                                2,075,034
162,500                                   Warren Bancorp., Inc. (MA)                                    1,511,250
411,312                                   Washington Mutual, Inc. (WA)                                 12,417,509
170,110                                   Webster Financial Corp. (CT)                                  5,162,838

Broker Services  1.91%                                                                                 15,685,425
120,000                                   Edwards (A.G.) Inc. (MO)                                      4,744,800
117,500                                   Legg Mason, Inc. (MD)                                         4,947,925
122,500                                   Morgan Stanley Dean Witter & Co. (NY)                         5,992,700

Finance  0.26%                                                                                          2,168,775
52,500                                    Capital One Financial Corp. (VA)                              2,168,775

Insurance  6.56%                                                                                       54,002,362
75,000                                    AFLAC, Inc. (GA)                                              1,834,500
180,000                                   Allstate Corp. (The) (IL)                                     5,648,400
280,088                                   American International Group, Inc. (NY)                      22,014,917
75,000                                    Hartford Financial Services Group, Inc. (The) (CT)            4,050,000
110,500                                   Lincoln National Corp. (PA)                                   4,679,675
214,000                                   MetLife, Inc. (NY)                                            5,756,600
41,840                                    Principal Financial Group, Inc. (The)* (IA)                     941,400
104,500                                   XL Capital Ltd. (Class A) (Bermuda)                           9,076,870

Investment Management  1.36%                                                                           11,198,550
181,500                                   Affiliated Managers Group, Inc.* (MA)                        11,198,550

Mortgage Banking  3.86%                                                                                31,772,925
127,500                                   Countrywide Credit Industries, Inc. (CA)                      5,091,075
187,500                                   Freddie Mac (VA)                                             12,716,250
172,500                                   Fannie Mae (DC)                                              13,965,600

See notes to
financial statements.

8




SHARES                                    ISSUER                                                             VALUE

-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  0.70%                                                                                $5,714,000
-----------------------------------------------------------------------------------------------------------------

(Cost $5,920,000)
Banks & Thrifts  0.70%                                                                                 $5,714,000
40,000                                    Astoria Financial Corp., Ser B, 12.00% (NY)                     970,000
2,000                                     First Republic Preferred Capital Corp., 10.50% (CA) (r )      1,850,000
40,000                                    IFC Capital Trust I, 9.25% (IN)                               1,010,000
40,000                                    MVBI Capital Trust 4.63% ** (MO)                                858,000
20,000                                    Sterling Bancshares Capital Trust I, 9.28% (TX)                 516,000
20,000                                    VBC Capital I, 9.50% (CO)                                       510,000


                                                                    INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                  RATE          (000S OMITTED)           VALUE

-----------------------------------------------------------------------------------------------------------------
 BONDS  0.67%                                                                                          $5,540,987
-----------------------------------------------------------------------------------------------------------------

(Cost $5,867,218)
CSBI Capital Trust I, Sub Cap Income, Ser A 06-06-27                 11.75%             $770              913,374
Investors Capital Trust I, Capital Securities,
 Ser B, 02-01-27                                                      9.77             5,185            4,627,613

-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  9.61%                                                                         $79,177,757
-----------------------------------------------------------------------------------------------------------------

(Cost $79,066,295)
Certificates of Deposit  0.01%
Deposits in mutual banks                                                                  70               69,907
Joint Repurchase Agreement  7.75%
Investment in a joint repurchase agreement transaction with
 Barclays Capital, Inc. Dated 10-31-01, due 11-01-01
 (Secured by U.S. Treasury Bond, 6.375% due 08-15-27 and
 U.S. Treasury Note, 3.625% due 01-15-08)                             2.58            63,829           63,829,000

Short-Term Note  1.85%
Federal Home Loan Mortgage Assn. 05-15-02                             5.50            15,000           15,278,850

-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  100.69%                                                                           $829,107,728
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (0.69%)                                                                 ($5,703,052)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                            $823,404,676
-----------------------------------------------------------------------------------------------------------------

  * Non-income producing security.

* * Floating rate effective October 31, 2001.

(R) This security is exempt from registration under Rule 144A of the Securities
    Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,828,500.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

                                                           See notes to
                                                           financial statements.

                                                                               9


(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities
    Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer.
    Additional information on this restricted security is as follows:



                                                                              VALUE AS A        VALUE
                                                                              PERCENTAGE        AS OF
                                          ACQUISITION       ACQUISITION       OF FUND'S         OCTOBER 31,
ISSUER, DESCRIPTION                       DATE              COST              NET ASSETS        2001
-----------------------------------------------------------------------------------------------------------------
First Republic Preferred Capital Corp.
 (Preferred Stock)                        05-25-99         $2,000,000           0.22%          $1,850,000


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



See notes to
financial statements.

10



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

October 31, 2001

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $503,800,963 )                           $829,107,728
Cash                                                                      19,346
Dividends and interest receivable                                      1,956,276
Other assets                                                             149,489
Total assets                                                         831,232,839

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for securities purchased                                       6,906,998
Payable to affiliates                                                    640,381
Other payables and accrued expenses                                      280,784
Total liabilities                                                      7,828,163

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      396,952,307
Accumulated net realized gain on investments                          91,363,615
Net unrealized appreciation of investments                           325,306,765
Undistributed net investment income                                    9,781,989
Net assets                                                          $823,404,676

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 84,400,000 shares outstanding                                     $9.76


                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended October 31, 2001

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (including $203,680 received from affiliated issuers
 and net of foreign withholding taxes of $8,112)                     $20,815,619
Interest (including income on securities loaned of $76,864)            4,241,949

Total investment income                                               25,057,568

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              9,801,834
Administration fee                                                     2,130,452
Custodian fee                                                            136,237
Printing                                                                 135,308
New York Stock Exchange fee                                               68,107
Auditing fee                                                              38,000
Trustees' fee                                                             33,208
Transfer agent fee                                                        14,913
Legal fee                                                                 10,142
Miscellaneous                                                              1,870

Total expenses                                                        12,370,071
Less expense reductions                                                 (177,569)

Net expenses                                                          12,192,502

Net investment income                                                 12,865,066

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments sold
 (including net realized gain of $3,156,001
 on sales of investments in affiliated issuers)                       92,005,067
Change in net unrealized appreciation (depreciation)
 on investments                                                      (20,335,803)

Net realized and unrealized gain                                      71,669,264

Increase in net assets from operations                               $84,534,330


See notes to
financial statements.

12


FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease due to the sale of common shares.


                                       YEAR                         YEAR
                                       ENDED                       ENDED
                                       10-31-00                 10-31-01
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                 $16,178,402               $12,865,066
Net realized gain                      47,465,751                92,005,067
Change in net unrealized
 appreciation (depreciation)         (155,138,023)              (20,335,803)
Increase (decrease) in net assets
 resulting from operations            (91,493,870)               84,534,330
Distributions to shareholders
From net investment income            (12,448,352)              (17,302,000)
From net realized gain                (46,637,752)              (48,093,710)
                                      (59,086,104)              (65,395,710)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                   954,846,030               804,266,056
End of period1                       $804,266,056              $823,404,676

1Includes undistributed net investment income of $14,222,282 and $9,781,989, respectively.





                                                           See notes to
                                                           financial statements.

                                                                              13


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                              10-31-97 1         10-31-98 1        10-31-99       10-31-00      10-31-01

--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $7.83             $12.01            $11.08         $11.31         $9.53
Net investment income2                        0.14               0.14              0.14           0.19          0.15
Net realized and unrealized
 gain (loss) on investments                   4.08               0.67              0.40          (1.27)         0.86
Total from investment
 operations                                   4.22               0.81              0.54          (1.08)         1.01
Less distributions
From net investment income                   (0.03)             (0.14)            (0.14)         (0.15)        (0.21)
From net realized gain                       (0.03)             (1.60)            (0.17)         (0.55)        (0.57)
                                             (0.06)             (1.74)            (0.31)         (0.70)        (0.78)

Increase due to purchase of
 Bank and Thrift Opportunity Fund
 stock at less than net asset value           0.02                  -                 -              -             -
Net asset value,
 end of period                              $12.01             $11.08            $11.31          $9.53         $9.76
Per share market value,
 end of period                              $10.64             $11.69             $9.50          $7.81         $7.88
Total return at market value3 (%)            58.95              25.35            (16.44)        (10.58)         9.564

--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                              $1,061               $979              $955           $804          $823
Ratio of expenses
 to average net assets (%)                    1.45               1.47              1.48           1.47          1.43
Ratio of adjusted expenses
 to average net assets5  (%)                     -                  -                 -              -          1.45
Ratio of net investment income
 to average net assets (%)                    1.42               1.07              1.29           2.18          1.51
Portfolio turnover (%)                           9                  6                 5             13            27


1 All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective 12-2-97.
2 Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment.
4 Total return would have been lower had certain expenses not been reduced during the period shown.
5 Does not take into consideration expense reductions during the period shown.


See notes to
financial statements.

14


----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock
Exchange.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market


                                                                              15


value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $4,178,472 collateralized by securities in the amount of $4,262,583.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.
Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the day thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to provide certain administrative services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net assets of the Fund until December 31, 2000.

Effective January 1, 2001 the Adviser agreed to limit the administration fee to 0.225% of the Fund's average weekly net assets. Accordingly, the reduction amounted to $177,569 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation
Plan investments had no impact on the operations of the Fund.


16


NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.



                              YEAR ENDED 10-31-00           YEAR ENDED 10-31-01
                           SHARES          AMOUNT         SHARES         AMOUNT

Beginning of period    84,400,000    $396,962,340     84,400,000   $396,954,066
Reclassification of
 capital accounts               -          (8,274)             -         (1,759)
End of period          84,400,000    $396,954,066     84,400,000   $396,952,307

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October
31, 2001, aggregated $214,134,245 and $284,803,530, respectively.

The cost of investments owned at October 31, 2001 (including short-term investments) for federal income tax purposes was $503,984,515. Gross unrealized appreciation and depreciation of investments aggregated $334,448,046 and $9,324,833 respectively, resulting in net unrealized appreciation of $325,123,213.

NOTE E

Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October
31, 2001 is set forth below.



                                        BEGINNING          ENDING
                                        SHARE              SHARE           REALIZED          DIVIDEND        ENDING
AFFILIATE                               AMOUNT             AMOUNT          GAIN (LOSS)       INCOME          VALUE

Desert Community Bank (CA)
 bought: none
 sold: none                              62,500             62,500               -           $12,500      $1,750,000

First Financial Corp. (RI)
 bought: none
 sold: 109,000 shares at $1,106,250     109,000                  -        $439,448            31,200               -

Local Financial Corp. (OK)
 bought: none
 sold: none                             310,000            310,000               -                 -       3,828,500

MVBI Capital Trust (MO)
 bought: none
 sold: none                              40,000             40,000               -            57,975         858,000

PennFed Financial Services, Inc. (NJ)
 bought: none
 sold: 200,500 shares at $1,330,500     611,000            410,500       2,716,553           102,005       8,058,115
Totals                                                                  $3,156,001          $203,680     $14,494,615

NOTE F

Reclassification of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $5,118, a decrease in undistributed accumulated net investment income of $3,359 and a decrease in capital paid-in of $1,759. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for deferred compensation. The calculation of net investment income per share in the financial highlights excludes these adjustments.

---------
AUDITORS'
REPORT
---------

Report of Deloitte & Touche LLP, Independent Auditors

The Board of Directors and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian brokers; when replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

-----------
TAX
INFORMATION
-----------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund for its fiscal year ended October 31, 2001.

The Fund designated distributions to shareholders of $48,093,710 as capital gain dividends.

With respect to distributions paid by the Fund for the fiscal year ended October 31, 2001, 100% of the distributions quality for the dividends-received deduction available for corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.

Shareholder meeting (unaudited)

On March 29, 2001, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with notes tabulated as follows:

                                                        WITHHELD
                                FOR                     AUTHORITY
--------------------------------------------------------------------------------

Stephen L. Brown                74,599,171              5,425,524

Steven R. Pruchansky            74,767,330              5,257,365

Norman H. Smith                 74,727,016              5,297,678

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2001, with the votes tabulated as follows: 79,300,093 FOR, 312,987 AGAINST, 411,615 ABSTAINING.

INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes.

In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

For purposes of the foregoing policy, "primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees.

A U. S. regional bank or thrift is one that provides full service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of common shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of common shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers, or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank
and Trust Company
P.O. Box 8200
Boston, Massachusetts
02266-8200
Telephone:
1-800- 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance. notes to statements

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT AND
DIVIDEND DISBURSER
State Street Band and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
BTO

For shareholder assistance
refer to page 24


--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                      www.jhfunds.com

By regular mail                      State Street Bank and Trust Company
                                     P.O. Box 8200
                                     Boston, MA 02266-8200

Customer service representatives     1-800-426-5523

24-hour automated information        1-800-843-0090


                                                                              25
--------------------------------------------------------------------------------

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                                                               -----------------

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          ------------------
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                                                                           12/01